MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC
MASTR Asset Backed Securities Trust, Series 2004-WMC2
Mortgage Pass-Through Certificates, Series 2004-WMC2

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:	12/27/04

		Original	Beginning				Allocated	Ending
		Certificate	Certificate	Principal	Interest	Total	Realized	Certificate
Class	Cusip	Face Value	Balance(1)	Distribution	Distribution(2)	Distribution	Losses	Balance
A-1	57643LDD5	$212,636,000.00	$174,628,261.25	$11,325,231.57	$372,928.35	$11,698,159.92	$0.00	$163,303,029.68
A-2	57643LDE3	$111,042,000.00	$92,735,788.05	$5,547,666.24	$198,042.43	$5,745,708.67	$0.00	$87,188,121.81
A-3	57643LDF0	$89,868,000.00	$85,062,744.89	$1,474,131.71	$175,063.85	$1,649,195.56	$0.00	$83,588,613.18
A-4	57643LDG8	$57,284,000.00	$32,638,820.68	$8,070,158.17	$73,636.81	$8,143,794.98	$0.00	$24,568,662.51
M-1	57643LDJ2	$38,375,000.00	$38,375,000.00	$0.00	$91,865.49	$91,865.49	$0.00	$38,375,000.00
M-2	57643LDK9	$33,947,000.00	$33,947,000.00	$0.00	$100,266.24	$100,266.24	$0.00	$33,947,000.00
M-3	57643LDL7	$10,332,000.00	$10,332,000.00	$0.00	$33,185.81	$33,185.81	$0.00	$10,332,000.00
M-4	57643LDM5	$7,380,000.00	$7,380,000.00	$0.00	$27,517.15	$27,517.15	$0.00	$7,380,000.00
M-5	57643LDN3	$8,856,000.00	$8,856,000.00	$0.00	$34,927.08	$34,927.08	$0.00	$8,856,000.00
M-6	57643LDP8	$8,856,000.00	$8,856,000.00	$0.00	$45,222.18	$45,222.18	$0.00	$8,856,000.00
M-7	57643LDQ6	$5,904,000.00	$5,904,000.00	$0.00	$30,148.12	$30,148.12	$0.00	$5,904,000.00
CE	NA	$5,901,941.64	$5,901,941.64	$0.00	$1,592,953.70	$1,592,953.70	$0.00	$5,901,941.64
P	NA	$100.00	$100.00	$0.00	$596,103.39	$596,103.39	$0.00	$100.00
R	NA	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Total		$590,382,041.64	$504,617,656.51	$26,417,187.69	$3,371,860.60	$29,789,048.29	$0.00	$478,200,468.82

AMOUNTS PER $1,000 UNIT	PASS THROUGH RATES

					Ending	Original	Current	Next
	Principal	Interest	Total	Realized	Certificate	Pass-Through	Pass-Through	Pass-Through
Class	Distribution	Distribution	Distribution	Losses	Balance	Interest Rate	Interest Rate	Interest Rate*
A-1	53.26112027	1.75383449	55.01495476	0.00000000	767.99332982	1.77000%	2.48000%	2.71750%
A-2	49.96007132	1.78349120	51.74356253	0.00000000	785.18147917	1.77000%	2.48000%	2.71750%
A-3	16.40329939	1.94801097	18.35131037	0.00000000	930.12655428	1.68000%	2.39000%	2.62750%
A-4	140.87979488	1.28546907	142.16526395	0.00000000	428.89223012	1.91000%	2.62000%	2.85750%
M-1	0.00000000	2.39388899	2.39388899	0.00000000	1000.00000000	2.07000%	2.78000%	3.01750%
M-2	0.00000000	2.95361122	2.95361122	0.00000000	1000.00000000	2.72000%	3.43000%	3.66750%
M-3	0.00000000	3.21194444	3.21194444	0.00000000	1000.00000000	3.02000%	3.73000%	3.96750%
M-4	0.00000000	3.72861111	3.72861111	0.00000000	1000.00000000	3.62000%	4.33000%	4.56750%
M-5	0.00000000	3.94388889	3.94388889	0.00000000	1000.00000000	3.87000%	4.58000%	4.81750%
M-6	0.00000000	5.10638889	5.10638889	0.00000000	1000.00000000	5.22000%	5.93000%	6.16750%
M-7	0.00000000	5.10638889	5.10638889	0.00000000	1000.00000000	5.22000%	5.93000%	6.16750%
CE	0.00000000	269.90332964	269.90332964	0.00000000	1000.00000000	4.84608%	3.78810%
P	0.00000000	5961033.9000	5961033.9000	0.00000000	1000.00000000

* Estimated

(1) The Class P Certificates do not accrue interest. Amounts appearing as Interest Distributions represent payments of Prepayment Charges.

Please contact the Bondholder relations Department of U.S. Bank National Association at
(800) 934-6802 with any questions regarding this statement or your distribution.

U.S. BANK NATIONAL ASSOCIATION

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC
MASTR Asset Backed Securities Trust, Series 2004-WMC2
Mortgage Pass-Through Certificates, Series 2004-WMC2

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:	12/27/04

Section 4.02 (ii),(xv)
INTEREST			Reduction from the Allocation of:
	Interest	Unpaid		Prepayment	Relief Act
	Distribution	Interest	Realized	Interest	Interest
Class	Amount	Amount	Losses	Shortfalls	Shortfalls
A-1	$372,928.35	$0.00	$0.00	$0.00	$0.00
A-2	$198,042.43	$0.00	$0.00	$0.00	$0.00
A-3	175,063.85	$0.00	$0.00	$0.00	$0.00
A-4	73,636.81	$0.00	$0.00	$0.00	$0.00
M-1	$91,865.49	$0.00	$0.00	$0.00	$0.00
M-2	$100,266.24	$0.00	$0.00	$0.00	$0.00
M-3	$33,185.81	$0.00	$0.00	$0.00	$0.00
M-4	$27,517.15	$0.00	$0.00	$0.00	$0.00
M-5	$34,927.08	$0.00	$0.00	$0.00	$0.00
M-6	$45,222.18	$0.00	$0.00	$0.00	$0.00
M-7	$30,148.12	$0.00	$0.00	$0.00	$0.00
CE	$1,592,953.70	$0.00	$2,941.12	$0.00	$0.00
P	$596,103.39	NA	$0.00	$0.00	$0.00
TOTAL	$3,371,860.60	$0.00	$2,941.12	$0.00	$0.00

Section 4.02 (xvi), (xvii)
PPIS & RAIS	Prepayment Interest Shortfalls not covered by the servicer pursuant to Section 3.24	$0.00
	Relief Act Interest Shortfalls	$0.00

Section 4.02 (xviii)
Overcollateralization Amount	$5,901,941.64
Overcollateralization Release Amount	$0.00
Overcollateralization Deficiency	$0.00
Overcollateralization Target Amount	$5,901,941.64
Monthly Excess Cashflow	$1,595,894.82

Credit Enhancement Percentage	23.692%

Section 4.02 (v),(vi)
POOL	Stated Principal Balance of Mortgage Loans	$478,200,468.82
	Number of Mortgage Loans	2,904

Section 4.02 (vi)
WAC & WAM	Weighted Average Remaining Term to Maturity	332
	Weighted Average Mortgage Interest Rate	7.1330%

Section 4.02 (iv)
P&I ADVANCES	Aggregate Advances for the Collection Period	$1,005,921.99

				Stated Principal	Stated Principal
Section 4.02 (vii)		Number	Number as %	Balance	Balance as %
DELINQUENCIES	30-59 days delinquent	39	1.34298%	$6,136,791.05	1.28331%
	60-89 days delinquent	12	0.41322%	$1,792,607.91	0.37487%
	90 or more days delinquent	11	0.37879%	$1,487,072.02	0.31097%
	Foreclosures	35	1.20523%	$5,469,632.96	1.14379%
	Bankruptcies	20	0.68871%	$2,168,261.20	0.45342%

Section 4.02 (v),(viii)
REO	Number of REO Loans	0
	Number of REO Loans as %	0.00000%
	Stated Principal Balance of REO Properties	$0.00
	Stated Principal Balance of REO Properties as %	0.00000%
	Total Book Value of REO Properties:	$0.00

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC
MASTR Asset Backed Securities Trust, Series 2004-WMC2
Mortgage Pass-Through Certificates, Series 2004-WMC2

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:	12/27/04

Section 4.02 (xxi)
Stepdown Date Occurrence	NO
Trigger Event Occurrence	NO
Realized Loss as a Percentage of the Original Pool Balance	0.00050%

Section 4.02 (iii),(xii)
FEES	Trustee Fee	$9,041.06
	Servicing Fee	$211,805.76
	Extraordinary Trust Fund Expenses	$0.00

Section 4.02 (x), (xxii)
AVAILABLE FUNDS	Principal:
	Scheduled Principal	$430,912.07
	Principal Prepayments (includes curtailments)	$25,716,995.62
	Liquidation Proceeds	$266,338.88
	Total Principal	$26,414,246.57

Net Interest (net of servicing & trustee fee)	$2,778,698.33

Available Funds (total principal plus net interest)	$29,192,944.90

Section 4.02 (i)
PREPAYMENT	Prepayment Penalties	$596,103.39
PENALTIES	Servicer Prepayment Charge Payment Amounts	$0.00

Section 4.02 (xi)
LOSSES &	Current Loss	$2,941.12
RECOVERIES	Aggregate Realized Losses since Closing	$2,941.12

Subsequent Recoveries	$0.00
Aggregate Subsequent Recoveries since Closing	$0.00

Section 4.02 (xxi)
Aggregate Loss Severity Percentage	1.09222%

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC
MASTR Asset Backed Securities Trust, Series 2004-WMC2
Mortgage Pass-Through Certificates, Series 2004-WMC2

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:	12/27/04

Section 4.02 (xxiii)
Net WAC Rate Carryover Amount	Net WAC Rate	Amounts
Class	Carryover Amount	Unpaid
A-1	$0.00	$0.00
A-2	$0.00	$0.00
A-3	$0.00	$0.00
A-4	$0.00	$0.00
M-1	$0.00	$0.00
M-2	$0.00	$0.00
M-3	$0.00	$0.00
M-4	$0.00	$0.00
M-5	$0.00	$0.00
M-6	$0.00	$0.00
M-7	$0.00	$0.00

Section 4.02 (xxiv)
Payments made under Cap Contracts
A-1 Cap Contract	0.00
A-2 Cap Contract	0.00
Group III Cap Contract	0.00
Mezzanine Contract	0.00

Section 4.02 (xiv)
Ending Balance Factors	Class	Factor
	A-1	0.767993
	A-2	0.785181
	A-3	0.930127
	A-4	0.428892
	M-1	1.000000
	M-2	1.000000
	M-3	1.000000
	M-4	1.000000
	M-5	1.000000
	M-6	1.000000
	M-7	1.000000
	CE	1.000000